EXHIBIT 99.1

     NANJING NEW-TAILUN GARMENTS COMPANY LIMITED
(A wholly owned subsidiary of Ever-Glory International Group, Inc.)

FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006

NANJING NEW-TAILUN GARMENTS COMPANY LIMITED
(A wholly owned subsidiary of Ever-Glory International Group, Inc.)

Jimmy C.H. Cheung & Co
Certified Public Accountants	Registered with the Public Company
(A member of Kreston International)	Accounting Oversight Board

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of:
Nanjing New-Tailun Garments Company Limited

We have audited the accompanying balance sheet of Nanjing New-Tailun Garments Company Limited (a wholly owned subsidiary of Ever-Glory International Group, Inc.) as of December 31, 2006 and the related statements of operations and comprehensive income, changes in stockholders’ equity and cash flows for the period from March 27, 2006 (inception) to December 31, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits of the financial statements provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nanjing New-Tailun Garments Company Limited (a wholly owned subsidiary of Ever-Glory International Group, Inc.) as of December 31, 2006 and the results of its operations and comprehensive income and its cash flows for the period from March 27, 2006 (inception) to December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

/s/ JIMMY C.H. CHEUNG & CO

JIMMY C.H. CHEUNG & CO
Certified Public Accountants

Hong Kong

Date: February 2, 2007

1607 Dominion Centre, 43 Queen’s Road East, Wanchai, Hong Kong Tel: (852) 25295500 Fax: (852) 28651067 Email: jchc@krestoninternational.com.hk Website: http://www.jimmycheungco.com

     NANJING NEW-TAILUN GARMENTS COMPANY LIMITED
(A wholly owned subsidiary of Ever-Glory International Group, Inc.)
BALANCE SHEET
AS OF DECEMBER 31, 2006

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$39,280
Accounts receivable, net of allowances	2,705,602
Inventories, net	618,628
Other receivables and prepaid expenses	12,658
Total Current Assets	3,376,168

PROPERTY AND EQUIPMENT, NET	341,461
TOTAL ASSETS	$3,717,629

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$335,492
Accounts payable - related companies	1,268,536
Other payables and accrued liabilities	32,529
Value added tax payable	159,814
Other tax payables	414
Total Current Liabilities	1,796,785

COMMITMENTS AND CONTINGENCIES	-

STOCKHOLDERS' EQUITY
Registered capital of $900,000 fully paid	900,000
Retained earnings
Unappropriated	782,264
Appropriated	195,566
Accumulated other comprehensive income	43,014
Total Stockholders' Equity	1,920,844

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$3,717,629

The accompanying notes are an integral part of these financial statements

     NANJING NEW-TAILUN GARMENTS COMPANY LIMITED
(A wholly owned subsidiary of Ever-Glory International Group, Inc.)
STATEMENT OF OPERATIONS AND
COMPREHENSIVE INCOME
FOR THE PERIOD FROM MARCH 27, 2006 (INCEPTION) TO
DECEMBER 31, 2006

NET SALES
To related parties	$140,857
To third parties	9,528,099
Total net sales	9,668,956

COST OF SALES
From related parties	(1,924,458)
From third parties	(6,221,522)
Total cost of sales	(8,145,980)

GROSS PROFIT	1,522,976

OPERATING EXPENSES
Selling expenses	65,887
General and administrative expenses	93,833
Salaries and allowances	375,876
Depreciation and amortization	16,010
Total Operating Expenses	551,606

INCOME FROM OPERATIONS	971,370

OTHER INCOME
Interest income	404
Other income	6,056
Total Other Income	6,460

INCOME BEFORE INCOME TAX EXPENSE	977,830

INCOME TAX EXPENSE	-

NET INCOME	977,830

OTHER COMPREHENSIVE INCOME
Foreign currency translation gain	43,014

COMPREHENSIVE INCOME	$1,020,844

The accompanying notes are an integral part of these financial statements

     NANJING NEW-TAILUN GARMENTS COMPANY LIMITED
(A wholly owned subsidiary of Ever-Glory International Group, Inc.)
STATEMENT OF STOCKHOLDERS’ EQUITY
FOR THE PERIOD FROM MARCH 27, 2006 (INCEPTION) TO
DECEMBER 31, 2006

		Unappropriated	Appropriated Accumulated other
	Registered	Retained	Retained	comprehensive
	capital	earnings	earnings	Income	Total

Capital contributions	$900,000	$-	$-	$-	$900,000
from stockholder

Net income for the period	-	977,830	-	-	977,830

Transfer to statutory and staff
welfare reserves	-	(195,566)	195,566	-	-

Other comprehensive income	-	-	-	43,014	43,014
Balance at December 31, 2006	$900,000	$782,264	$195,566	$43,014	$1,920,844

The accompanying notes are an integral part of these financial statements

     NANJING NEW-TAILUN GARMENTS COMPANY LIMITED
(A wholly owned subsidiary of Ever-Glory International Group, Inc.)
STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM MARCH 27, 2006 (INCEPTION) TO
DECEMBER 31, 2006

CASH FLOWS FROM OPERATING ACTIVITIES	$977,830
Net Income
Adjusted to reconcile net income to cash provided
by operating activities:
Depreciation on fixed assets - cost of sales	39,613
Depreciation on fixed assets	16,010
Changes in operating assets and liabilities
Increase in:
Accounts receivable	(2,705,602)
Inventories	(618,628)
Other receivables and prepaid expenses	(12,658)
Increase in:
Accounts payable	335,492
Accounts payable - related companies	1,268,536
Other payables and accrued liabilities	32,529
Value added tax payable	159,814
Income tax and other tax payables	414
Net cash used in operating activities	(506,650)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(398,262)
Net cash used in investing activities	(398,262)

CASH FLOWS FROM FINANCING ACTIVITIES
Contribution by stockholder	900,000
Net cash provided by financing activities	900,000

EFFECT OF EXCHANGE RATE ON CASH	44,192

NET INCREASE IN CASH AND CASH EQUIVALENTS	39,280

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	-

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$39,280

The accompanying notes are an integral part of these financial statements

     NANJING NEW-TAILUN GARMENTS COMPANY LIMITED
(A wholly owned subsidiary of Ever-Glory International Group, Inc.)
NOTES TO THE FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

	(A)	Organization

Nanjing New-Tailun Garments Company Limited (the “Company”) is a wholly foreign-owned enterprise incorporated in the People’s Republic of China (“PRC”) on March 27, 2006 with its principal place of business in Nanjing, PRC.

On November 9, 2006, Ever-Glory Enterprises (HK) Limited (“Ever-Glory Hong Kong”) entered into a purchase agreement with Perfect Dream Limited (“Perfect Dream”) a wholly owned subsidiary of Ever- Glory International Group, Inc. (“EGLY”) whereby Ever-Glory Hong Kong sold all of its shares in the Company to Perfect Dream. The transaction closed on December 30, 2006.

The Company is principally engaged in the manufacturing and sale of garments.

	(B)	Use of estimates

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

	(C)	Cash and cash equivalents

For purpose of the statements of cash flows, cash and cash equivalents include cash on hand and demand deposits with a bank with maturities of less than three months.

	(D)	Accounts receivable

The Company extends unsecured credit to its customers in the ordinary course of business but mitigates the associated risks by performing credit checks and actively pursuing past due accounts. As of December 31, 2006, the Company considers all its accounts receivable to be collectable and no provision for doubtful accounts has been made in the financial statements.

	(E)	Inventories

Inventories are stated at lower of cost or market value, cost being determined on a specific identification method. The Company provided inventory allowances based on excess and obsolete inventories determined principally by customer demand.

	(F)	Property and equipment

Property and equipment are stated at cost, less accumulated depreciation. Expenditures for additions, major renewals and betterments are capitalized and expenditures for maintenance and repairs are charged to expense as incurred.

Depreciation is provided on a straight-line basis, less an estimated residual value over the assets’ estimated useful lives. The estimated useful lives are as follows:
		Plant and machinery	10 Years
		Motor vehicles	5 Years
		Office equipment	5 Years

     NANJING NEW-TAILUN GARMENTS COMPANY LIMITED
(A wholly owned subsidiary of Ever-Glory International Group, Inc.)
NOTES TO THE FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

	(G)	Fair value of financial instruments

Statement of Financial Accounting Standards No. 107, "Disclosure About Fair Value of Financial Instruments," requires certain disclosures regarding the fair value of financial instruments. Trade accounts receivable, accounts payable, and accrued liabilities are reflected in the financial statements at fair value because of the short-term maturity of the instruments. As these estimates are subjective in nature, involving uncertainties and matters of significant judgment, they cannot be determined with precision. Changes in assumptions can significantly affect estimated fair values.

The carrying value of cash and cash equivalents, accounts receivable (trade and others), accounts payable (trade and related party) and accrued liabilities approximate their fair value because of the short- term nature of these instruments. The Company places its cash and cash equivalents with what it believes to be high credit quality financial institutions. The Company has a diversified customer base, most of which are in Europe, Japan, the United States and the PRC. The Company controls credit risk related to accounts receivable through credit approvals, credit limit and monitoring procedures. The Company routinely assesses the financial strength of its customers and, based upon factors surrounding the credit risk, establishes an allowance, if required, for uncollectible accounts and, as a consequence, believes that its accounts receivable credit risk exposure beyond such allowance is limited.

	(H)	Revenue recognition

The Company recognizes revenue upon delivery for local sales or shipment of the products for export sales, at which time title passes to the customer provided that: there are no uncertainties regarding customer acceptance; persuasive evidence of an arrangement exists; the sales price is fixed and determinable; and collectability is deemed probable.

Local transportation and inspection charges for sales are included in selling expenses.

Cost of goods sold includes the appropriate materials purchasing, receiving and inspection costs, inbound freight where applicable, direct labor cost and manufacturing overheads consistent with the revenue earned.

	(I)	Income taxes

The Company accounts for income taxes under the Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes” (“Statement 109”). Under Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date.

PRC income tax is computed according to the relevant laws and regulations in the PRC. According to the relevant laws and regulations in the PRC, enterprises with foreign investment in the PRC are entitled to full exemption from income tax for two years beginning from the first year the enterprises become profitable and has accumulated profits and a 50% income tax reduction for the subsequent three years calculated in accordance with PRC GAAP. The Company was approved as a wholly foreign-owned enterprise in 2006 and is entitled to the income tax exemptions for 2006 and 2007.

	(J)	Foreign currency transactions

The Company maintains its accounting records in their functional currencies of Chinese Renminbi (“RMB”).

Foreign currency transactions during the year are translated to the functional currency at the approximate rates of exchange on the dates of transactions. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are translated at the approximate rates of exchange at that date. Non-monetary assets and liabilities are translated at the rates of exchange prevailing at the time the asset or liability was acquired. Exchange gains or losses are recorded in the statement of operations.

     NANJING NEW-TAILUN GARMENTS COMPANY LIMITED
(A wholly owned subsidiary of Ever-Glory International Group, Inc.)
NOTES TO THE FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

	(K)	Foreign currency translation

The financial statements of the company (who functional currency is RMB) is translated into US$ using the closing rate method. The balance sheet items are translated into US$ using the exchange rates at the respective balance sheet dates. The capital and various reserves are translated at historical exchange rates prevailing at the time of the transactions while income and expenses items are translated at the average exchange rate for the year. All exchange differences are recorded within equity. Translation gain for the period ended from March 27, 2006 (inception) to December 31, 2006 was $43,014.

	(L)	Comprehensive income

The foreign currency translation gain or loss resulting from translation of the financial statements expressed in RMB to United States Dollar is reported as other comprehensive loss in the statements of operations and stockholders’ equity. Comprehensive income for the period ended from March 27, 2006 (inception) to December 31, 2006 was $43,014.

	(M)	Segments

The Company adopted Statement of Financial Accounting Standards No. 131, Disclosures about Segments of an Enterprise and Related Information (“SFAS 131”). SFAS establishes standards for operating information regarding operating segments in annual financial statements and requires selected information for those segments to be presented in interim financial reports issued to stockholders. SFAS 131 also establishes standards for related disclosures about products and services and geographic areas. Operating segments are identified as components of an enterprise about which separate discrete financial information is available for evaluation by the chief operating decision maker, or decision making group, in making decision how to allocate resources and assess performance. The information disclosed herein, materially represents all of the financial information related to the Company’s principal operating segments. The Company operates in a single segment.

	(N)	Recent Accounting Pronouncements

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments” (SFAS 155”), which amends SFAS No. 133, “Accounting for Derivatives Instruments and Hedging Activities” (“SFAS 133”) and SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities” (SFAS 140”). SFAS 155 amends SFAS 133 to narrow the scope exception for interest-only and principal-only strips on debt instruments to include only such strips representing rights to receive a specified portion of the contractual interest or principle cash flows. SFAS 155 also amends SFAS 140 to allow qualifying special-purpose entities to hold a passive derivative financial instrument pertaining to beneficial interests that itself is a derivative instruments. The Company is currently evaluating the impact this new Standard, but believes that will not have that it will not have a material impact on the Company’s financial position.

In March 2006, the FASB issued SFAS No. 156, Accounting for Servicing of Financial Assets—an amendment to FASB Statement No. 140 (“SFAS 156”). SFAS 156 requires that all separately recognized servicing rights be initially measured at fair value, if practicable. In addition, this statement permits an entity to choose between two measurement methods (amortization method or fair value measurement method) for each class of separately recognized servicing assets and liabilities. This new accounting standard is effective January 1, 2007. We do not expect the adoption of SFAS 156 to have an impact on our results of operations or financial condition.

In July 2006, the FASB issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement 109 (“FIN 48”), which clarifies the accounting for uncertainty in tax positions. This Interpretation provides that the tax effects from an uncertain tax position can be recognized in the Company’s financial statements, only if the position is more likely than not of being sustained on audit, based on the technical merits of the position. The provisions of FIN 48 are effective as of the beginning of fiscal 2007, with the cumulative effect of the change in accounting principle recorded as an adjustment to opening retained earnings. The Company is currently evaluating the impact this new Standard, but believes that will not have that it will not have a material impact on the Company’s financial position.

     NANJING NEW-TAILUN GARMENTS COMPANY LIMITED
(A wholly owned subsidiary of Ever-Glory International Group, Inc.)
NOTES TO THE FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

	(N)	Recent Accounting Pronouncements (Continued)

In September 2006, FASB issued Statement 157, Fair Value Measurements. This statement defines fair value and establishes a framework for measuring fair value in generally accepted accounting principles (GAAP). More precisely, this statement sets forth a standard definition of fair value as it applies to assets or liabilities, the principal market (or most advantageous market) for determining fair value (price), the market participants, inputs and the application of the derived fair value to those assets and liabilities. The effective date of this pronouncement is for all full fiscal and interim periods beginning after November 15, 2007. The Company is currently evaluating the impact this new Standard, but believes that will not have that it will not have a material impact on the Company’s financial position.

In September 2006, FASB issued Statement 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, which amend FASB Statements No. 87, 88, 106 and 132(R). This statement requires employers to recognize the overfunded or underfunded status of a defined benefit postretirement plan as an asset or liability in its financial statements and to recognize changes in that funded status in the year in which the changes occur. The effective date for the Company would be for any full fiscal years ending after December 15, 2006. The Company is currently evaluating the impact this new Standard, but believes that will not have that it will not have a material impact on the Company’s financial position.

2.	ACCOUNTS RECEIVABLE

Accounts receivable at December 31, 2006 consisted of the following:

Accounts receivable	$2,705,602
Less: allowance for doubtful accounts	-
Accounts receivable, net of allowances	$2,705,602

As of December 31, 2006, the Company considered all accounts receivable collectable and has not recorded a provision for doubtful accounts.

3	INVENTORIES

Inventories at December 31, 2006 consisted of the following:

Raw materials	$182,602
Work-in-progress	350,879
Finished goods	85,147
618,628
Less: provision of obsolescence	-
Inventories, net	$618,628

For the period from March 27, 2006 (inception) to December 31, 2006, no provision for obsolete inventories was recorded by the Company.

     NANJING NEW-TAILUN GARMENTS COMPANY LIMITED
(A wholly owned subsidiary of Ever-Glory International Group, Inc.)
NOTES TO THE FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006

4.	PROPERTY AND EQUIPMENT

	The following is a summary of property and equipment at December 31:

	Plant and machinery	$290,293
	Motor vehicles	36,538
	Office equipment	71,432
		398,263
	Less: accumulated depreciation	56,801
	Property and equipment, net	$341,462

	Depreciation expense for the period from March 27, 2006 (inception) to December 31, 2006 was $55,623.

5.	INCOME TAX

The Company is incorporated in the PRC and is subject to PRC income tax which is computed according to the relevant laws and regulations in the PRC. According to the relevant laws and regulations in the PRC, enterprises with foreign investment in the PRC are entitled to full exemption from income tax for two years beginning from the first year the enterprises become profitable and has accumulated profits and a 50% income tax reduction for the subsequent three years. The Company was approved as a wholly foreign- owned enterprise in 2006 and is entitled to the income tax exemptions in 2006 and 2007.

During 2006, no income tax was recorded as the Company is entitled to full exemption from income tax.

6.	SHAREHOLDERS’ EQUITY

	(A)	Registered capital

In accordance with the Articles of Association of the Company, the registered capital of the Company of $900,000 was fully contributed on April 19, 2006, $900,000 in cash.

	(B)	Appropriated retained earnings

The Company is required to make appropriations to reserve funds, comprising the statutory surplus reserve, statutory public welfare fund and discretionary surplus reserve, based on after-tax net income determined in accordance with generally accepted accounting principles of the People’s Republic of China (the “PRC GAAP”). Appropriation to the statutory surplus reserve should be at least 10% of the after tax net income determined in accordance with PRC GAAP until the reserve is equal to 50% of the entities’ registered capital. Appropriations to the statutory public welfare fund are at 10% of the after tax net income determined in accordance with PRC GAAP. The statutory public welfare fund is established for the purpose of providing employee facilities and other collective benefits to the employees and is non-distributable other than in liquidation. Appropriations to the discretionary surplus reserve are made at the discretion of the Board of Directors.

During 2006, the Company appropriated $195,566 to the statutory surplus reserve and statutory public welfare funds based on its net income under PRC GAAP.

     NANJING NEW-TAILUN GARMENTS COMPANY LIMITED
(A wholly owned subsidiary of Ever-Glory International Group, Inc.)
NOTES TO THE FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006

7.	RELATED PARTY TRANSACTIONS

During 2006, the Company sub-contracted certain manufacturing work valued at $1,360,058 to five related companies which are controlled by a shareholder and director of the Company. The Company provided raw materials to the related companies who charged the Company a fixed labor charge for the sub-contracting work.

During 2006, the Company purchased raw materials valued at $20,171 from two related companies which are controlled by a shareholder and director of the Company.

As of December 31, 2006 the Company owed $1,268,536 to five related companies which are controlled by a shareholder and director of the Company for sub-contracting work and inventory purchases made.

A related company which is controlled by a shareholder and director of the Company provides treasury services to the Company by negotiating all of the Company’s letters of credit and receiving proceeds thereon and paying creditors for inventory purchases made by the Company.

During 2006, the Company had related party sales of $140,857 to five related companies which are controlled by a shareholder and director of the Company.

During 2006, the Company paid rent of $18,811 for factory and office spaces leased from a related company which is controlled by a shareholder and director of the Company.

8.	COMMITMENTS

The Company leases factory and office spaces from a related company under an operating lease which expires on March 31, 2008 at an annual rental of $25,081. Accordingly, for the period ended December 31, 2006, the Company recognized rental expense for these spaces in the amount of $18,811.

As of December 31, 2006, the Company has outstanding commitments of $31,352 with respect to the above non-cancelable operating lease, which are due in 2008.

9.	CONCENTRATIONS AND RISKS

During 2006, 100% of the Company’s assets were located in China.

The Company relied on four customers for its revenue during 2006, details of which are as follows:
	Customer A	Customer B	Customer C	Customer D
For the period ended
December 31, 2006	17%	15%	13%	10%

At December 31, 2006, accounts receivable from these customers totaled $1,428,938.

The Company relied on one supplier for approximately 16% of inventory purchased in 2006.

The following is geographic information of the Company’s revenue from third parties for the period ended December 31, 2006:

Japan	$4,378,403
United Kingdom	1,863,392
United States	1,185,644
Europe	1,012,673
Other countries	1,087,987
$9,528,099